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                                                               EXHIBIT 10.10(iv)

                                 AMENDMENT THREE
                                 ---------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
                              --------------------

         This AMENDMENT THREE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the "Company") and Caroline S. Matthews (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 1/st/ day of April, 1999, as follows:

1. Effective January 1, 2002, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31/st/ day of December, 2003.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT THREE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Caroline S. Matthews                         Anthem Insurance Companies, Inc.

  /s/ Caroline S. Matthews                   By:  /s/ Larry C. Glasscock
---------------------------                       ------------------------------

                                             Name: Larry C. Glasscock

                                             Title: President and CEO